UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 19, 2016

Protect Pharmaceutical Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54001	27-1877179
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Merrick Way, Third Floor Coral Gables, Florida		33143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 866-3726

___________________

2681 Parleys Way, Suite 204, Salt Lake City, UT 84109

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “Protect Pharmaceutical,” and “our” refer to Protect Pharmaceutical Corporation, unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.01	Changes in Control of Registrant.

As reported on Form 14f, filed with the Securities and Exchange Commission on September 9, 2016, effective September 9, 2016, Deworth Williams, the principal stockholder of the Company (“Williams”), entered into a Stock Purchase Agreement (the “Agreement”), as amended (the “Amended Agreement”), dated, August 30, 2016, with Taylor Group Holdings, LLC (the “Buyer”), a Florida Limited Liability Company, pursuant to which, among other things, Williams agreed to sell to the Buyer, and the Buyer agreed to purchase from Williams, a total of 937,063 shares of Common Stock owned of record and beneficially by Williams  (the“Purchased Shares”).  The Purchased Shares represented approximately 84.3% of the Company’s issued and outstanding shares of Common Stock as of the Record Date.  In connection with the transactions contemplated by the Agreement, the Board appointed Una Taylor and Theodore Faison to fill vacancies on the Company’s Board of Directors, except that such appointments will not become effective until at least 10 days following the mailing of this Information Statement, specifically at the close business as of September 19, 2016.

 Except as described herein, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.

The intent of the transaction was to initiate the development of a business plan as described in Item 8.01 herein.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 In connection with the transactions contemplated by the Amended Agreement described in Item 5.01 herein, the Board of Directors appointed Una Taylor and Theodore Faison to fill vacancies on the Company’s Board of Directors, effective at the close business as of September 19, 2016. In addition, Ms. Taylor was appointed on September 9, 2016, as President of the Company.

The Board of Directors and the Company’s new officers consist of the following persons are as follows:

Name	Age	Position
Una Taylor 95 Merrick Way, 3rd Floor Coral Gables, Florida 33134	40	Director and President
Theodore Faison 95 Merrick Way, Third Floor Coral Gables, Florida 33134	41	Director

Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The following is information concerning the business backgrounds of each of Ms. Taylor and Mr. Faison.

Una Taylor.  Ms. Taylor has been the Founder and CEO of Renewable Energy Supplies LLC, a Florida limited liability company for the last seven years.  Renewable Energy Supplies LLC was founded in 2010 as an Alternative Energy Company with the goal of bringing renewable, non-polluting power to homes and businesses in the Caribbean region. Six years later, Renewable Energy continues to deliver the best products, training and support needed to its growing customer base. Renewable Energy supplies re-sellers, contractors, integrators, and installers with reliable products and the training they need to design, install and maintain renewable energy systems. Ms. Taylor also serves as a director of World Cup of Sales Inc. (an online cash prize sales tournament for college students that help startups launch their products) and served as its first Chief Product Officer.

Theodore Faison. Mr. Faison has been Co-Founder, Strategy Officer, and Board Chairman at World Cup of Sales, a product market fit and sales platform geared towards startup companies and product launches, since December 2015.  Since March 2003, he has been an employee of IBM.  His specific recent employment with IBM includes being a Rational Channel Sales Manager, from 2011 to 2013, a member of the IBM North America Software Partner Representative & Ecosystem Development team from 2013 to 2015, the Worldwide Trusteer Advanced  Fraud Protection Channel Sales Leader from January 2015 to January 2016 and since January 2016 being responsible for Strategic Embedded Solution Partnerships for IBM Analytics.  He has more than 15 years in software sales, channel sales, and business development, having personally delivered consulting, training, and sales interactions to over 1,000 customers (of all sizes and spanning many industry verticals).  His leadership experience include leading a global channel sales team, building a channel ecosystem for a $2B IBM Security acquisition (Trusteer), and managing some of the industry's largest software channel resellers.

Effective September 8, 2016, Alice Williams and Rachel Winn resigned as members of the Board of Directors. There were no disagreements with these former directors of the Company as to its operations, policies or practices.

There are presently no plans or commitments with regard to such compensation or remuneration. The Company has no employee benefit plans or other compensation plans.

The Board of Directors will not adopt a procedure for stockholders to send communications to the Board of Directors until it has considered and reviewed the merits of several possible alternative communications procedures. The Company has no policy and does not presently intend to consider director candidates for election to the Board of Directors recommended by security holders, although that policy may be reconsidered in the future.

ITEM 8.01

OTHER EVENTS

Protect Pharmaceutical intends to acquire DreamFU Ventures LLC a Florida LLC in a transaction that will result in the DreamFu entity becoming the operating entity in our public company (“Merger”) and that will also result in Protect Pharmaceutical acquiring 100% of the issued and outstanding equity of DreamFu Ventures LLC.  While no assurances can be provided as to the final consummation of this transaction, it is intended that going-forward DreamFu Ventures LLC shall produce operations and cash flow which shall sustain the enterprise. Prior to the Merger, the DreamFu business will be incorporated into the business of our Company.

DreamFu Ventures LLC intends to create an entire ecosystem whose mission is to transform the startup entrepreneurial landscape to be inclusive, diversified and successful! We intend to create a gamified, online platform that encompasses the entire startup journey, allowing us to work with entrepreneurs at any stage - from ideation and getting started to funding successful exits. DreamFu Ventures LLC is currently operated by related parties, specifically Una Taylor. We intend to create a network of mentors and angels investors to help shape ideas, grow entrepreneurs, and invest in startup companies from the ground up. DreamFu Ventures is a dream trainer, builder and investor - the only start to end ecosystem available to all startup entrepreneurs.

Code of Ethics

The Board of Directors has adopted a Financial Code of Ethics and has attached it hereto as Exhibit 14.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.

Description

14.1

FINANCIAL CODE OF ETHICS

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2016

Protect Pharmaceutical Corporation

By:/s/  Una Taylor

Una Taylor, President